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                                                                   Exhibit 10.57

                           SECOND AMENDED AND RESTATED
                              REVOLVING CREDIT NOTE

$4,200,000                                                        April 11, 2003
----------

         For value received, ImageMax, Inc., a Pennsylvania corporation, together with its wholly owned subsidiary, ImageMAX of Delaware, Inc., a Delaware corporation (collectively, the "Borrowers") hereby jointly and severally promise to pay to the order of COMMERCE BANK, N.A. (the "Lender"), the lesser of Four Million Two Hundred Thousand ($4,200,000) Dollars, or the aggregate unpaid principal amount of all Revolving Credit Facility Loans made by the Lender to the Borrowers pursuant to the Credit Agreement (as hereinafter defined), in immediately available funds at the office of the Agent as set forth in the Credit Agreement, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Credit Agreement. The Borrowers shall jointly and severally pay the principal of, and accrued and unpaid interest on, the Revolving Credit Loans in full on the Revolving Credit Termination Date.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date, amount and interest rate of each Revolving Credit Loan and the date and amount of each principal payment hereunder.

         This Second Amended and Restated Revolving Credit Note ("Second Amended Note") is one of the Revolving Credit Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of June 13, 2002, as amended by the First Amendment to Amended and Restated Credit Agreement dated December 23, 2002, as further amended by the Second Amendment to Amended and Restated Credit Agreement of even date herewith, by and among the Borrowers, the Lenders party thereto from time to time, and COMMERCE BANK, N.A., as Agent (as the same may be amended, supplemented or otherwise modified from time to time, collectively the "Credit Agreement"), to which Credit Agreement reference is hereby made for a statement of the terms and conditions governing this Second Amended Note, including the terms and conditions under which this Second Amended Note may be prepaid or its maturity date accelerated.

         This Second Amended Note amends and restates in its entirety the First Amended and Restated Revolving Credit Note dated December 23, 2002 of the Borrowers in favor of the Lender, and shall be entitled to the benefits of the rights and benefits of the Agent and the Lender as set forth in the Credit Agreement. All initially capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Credit Agreement.

                  CONFESSION OF JUDGMENT - THE FOLLOWING SETS FORTH A WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST EACH OF THE BORROWERS. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST EACH OF THE BORROWERS, EACH OF THE BORROWERS, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT WITH)

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SEPARATE COUNSEL FOR THE BORROWERS, AND WITH KNOWLEDGE OF THE LEGAL EFFECT
HEREOF, HEREBY WAIVES ANY AND ALL RIGHTS SUCH BORROWER HAS, OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY TO BE HEARD UNDER THE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA. EACH OF THE BORROWERS SPECIFICALLY ACKNOWLEDGES THAT THE AGENT AND EACH OF THE LENDERS HAVE RELIED ON THIS WARRANT OF ATTORNEY IN GRANTING THE FINANCIAL ACCOMMODATIONS DESCRIBED HEREIN.

                  EACH OF THE BORROWERS IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR SUCH BORROWER IN ANY AND ALL ACTIONS, AND UPON THE OCCURRENCE OF A DEFAULT TO: (i) ENTER JUDGMENT AGAINST SUCH BORROWER FOR THE PRINCIPAL SUM DUE HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENTS; OR (ii) SIGN FOR SUCH BORROWER AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN AMICABLE ACTION OR ACTIONS TO CONFESS JUDGMENT AGAINST SUCH BORROWER FOR ALL OR ANY PART OF THE INDEBTEDNESS; AND IN EITHER CASE FOR INTEREST AND COSTS TOGETHER WITH A REASONABLE COLLECTION FEE. EACH OF THE BORROWERS FURTHER IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND ENTER JUDGMENT AGAINST SUCH BORROWER AND IN FAVOR OF ANY HOLDER HEREOF WITH RESPECT TO AN AMICABLE ACTION OF REPLEVIN OR ANY OTHER ACTION WITH RESPECT TO THE COLLATERAL GRANTED TO THE AGENT AND THE LENDERS PURSUANT TO ANY OF THE LOAN DOCUMENTS. EACH OF THE BORROWERS WAIVES ALL RELIEF FROM ANY AND ALL APPRAISEMENT OR EXEMPTION LAWS NOW IN FORCE OR HEREAFTER ENACTED. IF A COPY OF THIS NOTE, VERIFIED BY AFFIDAVIT OF AN OFFICER OF THE AGENT OR ANY OTHER HOLDER HEREOF, SHALL BE FILED IN ANY PROCEEDING OR ACTION WHEREIN JUDGMENT IS TO BE CONFESSED, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL HEREOF AND SUCH VERIFIED COPY SHALL BE SUFFICIENT WARRANT FOR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND CONFESS JUDGMENT AGAINST SUCH BORROWER AS PROVIDED HEREIN. JUDGMENT MAY BE CONFESSED FROM TIME TO TIME UNDER THE AFORESAID POWERS WHICH SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF.







                   [balance of page intentionally left blank]



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                  IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Borrowers have caused this Second Amended and Restated Revolving Credit Note to be executed under seal by their duly authorized officers, all as of the day and year first written above.

                                 IMAGEMAX, INC.
                                 IMAGEMAX OF DELAWARE, INC.


                                 By: /s/ David B. Walls
                                     ------------------------------------------
                                     David B. Walls, Chief Financial Officer of
                                     each of the Borrowers



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                        EXPLANATION AND WAIVER OF RIGHTS
                        REGARDING CONFESSION OF JUDGMENT

I. On the date hereof, each of the undersigned (the "Obligors"), is signing and delivering to Commerce Bank, N.A. ("Bank") an amended and restated revolving line of credit note in the principal sum of Four Million Two Hundred Thousand ($4,200,000) Dollars (as the same may be renewed, modified, amended, extended, restated or replaced, the "Obligation"). Obligors have been advised by Bank and by Obligors' legal counsel that the Obligation contains a clause that provides that Bank may confess judgment against Obligors. Obligors have read the Obligation and clearly and specifically understands that by signing the Obligation which contains such confession of judgment clauses, each Obligor:

         A. Is authorizing Bank to enter a judgment against Obligors and in favor of Bank, which will give Bank a lien upon any real estate which Obligors may own in any county where the judgment is entered;

         B. Is giving up an important right to any notice or opportunity for a hearing before the entry of this judgment on the records of the court;

         C. Is agreeing that Bank may enter this judgment and understands that Obligors will be unable to contest the validity of the judgment, should Bank enter it, unless Obligors successfully challenges entry of the judgment through a petition to open or strike the judgment, which will require Obligors to retain counsel at Obligors' expense;

         D. May be giving up an important right to any notice or opportunity for a hearing before Bank may request and use the power of the state government to deprive each Obligor of its property pursuant to the judgment by seizing or having the sheriff or other official seize such Obligor's bank accounts, inventory, equipment, furnishings, or any other personal property that such Obligor may own, to satisfy the Obligation; and

         E. May be immediately deprived of the use of any property that is seized by Bank pursuant to the judgment without notice or a hearing, and the procedural rules of Pennsylvania's court system do not guarantee that Obligors will receive a prompt hearing after Obligors' property is seized.

II. Each Obligor knows and understands that it is the confession of judgment clauses in the Obligation which gives Bank the rights described in Sections 1.1 through 1.5 above.

III. Fully and completely understanding the rights which are being given up if Obligors sign the Obligation containing the confessions of judgment, each Obligor nevertheless freely, knowingly and voluntarily waives such rights and chooses to sign the Obligation.

IV. Obligors acknowledge that the proceeds of the Obligation are to be used for business purposes.



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         EACH OBLIGOR HAS READ THIS EXPLANATION AND WAIVER PRIOR TO SIGNING THE
OBLIGATIONS AND FULLY UNDERSTANDS THE CONTENTS HEREOF AND THEREOF.

                                  OBLIGORS:

WITNESSED BY:                     IMAGEMAX, INC.


/s/ Robert J. Cane                By:   /s/ David B. Walls
------------------                      ---------------------------------------
Date: April 11, 2003                    David B. Walls, Chief Financial Officer
                                  Date: April 11, 2003

WITNESSED BY:                     IMAGEMAX OF DELAWARE, INC.


/s/ Robert J. Cane                By:   /s/ David B. Walls
------------------                      ---------------------------------------
Date: April 11, 2003                    David B. Walls, Chief Financial Officer
                                  Date: April 11, 2003


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